UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/12/2013

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124
(Address of principal executive offices, including zip code)

303-792-5554
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 12, 2013, Innospec Inc. issued a press release announcing its financial results for the fourth quarter ending December 31, 2012 and full year 2012.

Item 9.01.    Financial Statements and Exhibits

A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: February 12, 2013	By:	/s/ David E. Williams
David E. Williams
VP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated February 12, 2013 announcing Innospec Inc's results for Q4 and full year 2012